SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-24760                41-1784594
          --------                   -------                ----------
(State or other jurisdiction       (Commission           (I.R.S. employer
      of incorporation)            file number)       identification number)

         Suite 250,
   13911 Ridgedale Drive,
       Minnetonka, MN                 55305              (952) 513-6900
       --------------                 -----              --------------
    (Address of principal           (zip code)       (Registrant's telephone
     executive offices)                             number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 12. Disclosure of Results of Operations and Financial Condition.
On October 22, 2003, the Company issued a press release setting forth the Company's results of operations and financial condition for the third fiscal quarter of 2003 and year-to-date 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003                  ORPHAN MEDICAL, INC.


                                        /s/ Timothy G. McGrath
                                        -------------------------------------
                                        Timothy G. McGrath
                                        Chief Financial Officer
                                        (duly authorized officer and
                                        principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number                        Description

99.1              Press release dated October 22, 2003.